UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2024

LUCID DIAGNOSTICS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40901	82-5488042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

360 Madison Avenue, 25th Floor, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 813-1828

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	LUCD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On November 8, 2024, Lucid Diagnostics Inc. (“Lucid”) gave notice to the holder of its Senior Convertible Note issued pursuant to that certain Securities Purchase Agreement dated as of March 13, 2023 (the “2023 Convertible Note”) that it was exercising its right pursuant to such note to redeem the same for the redemption price specified in such note (the “Optional Redemption Price”). Pursuant to the terms of the 2023 Convertible Note, the Company has not less than ten business days, and not more than twenty business days, from the date of the notice (the “Optional Redemption Notice Period”) to pay the Optional Redemption Price.

To finance the payment of the Optional Redemption Price, the Company has entered into a Securities Purchase Agreement with certain accredited investors (the “2024 Note Investors”). Under the agreement, subject to customary closing conditions, the Company has agreed to issue, and each 2024 Note Investor has agreed to purchase, Senior Secured Convertible Notes (collectively, the “2024 Convertible Notes”) of the Company. As of the date hereof, the aggregate commitments of the 2024 Note Investors exceed the Optional Redemption Price.

The Company expects to complete the issuance of the 2024 Convertible Notes and the redemption of the 2023 Convertible Note on or prior to the end of the Optional Redemption Notice Period, although there can be no assurance that such issuance and redemption will be completed during such period, if at all.

The 2024 Convertible Notes

The material terms of the 2024 Convertible Notes, upon issuance, will be as follows:

General. Each 2024 Convertible Note will have a 12.0% annual stated interest rate, a contractual maturity date of five years from the date of issuance, and a contractual conversion price of $1.00 per share of the Company’s common stock (subject to (i) in the event of certain issuances of additional securities by the Company at a price per share less than the then applicable conversion price, adjustment to such lower price per share, and (ii) customary proportionate adjustment upon any stock split, stock dividend, stock combination, recapitalization or other similar transaction).

Payment. The principal of the 2024 Convertible Notes will not amortize in installments over the term of the notes. The entire principal amount of the notes will be due on the maturity date. The accrued interest on the 2024 Convertible Notes will be paid quarterly in cash or, at the election of the holder, shares of the Company’s common stock, at a price based on the then current market price.

Conversion; Limited Redemption. Each 2024 Convertible Note will be convertible into shares of the Company’s common stock at the holder’s election at any time and from time to time after the 6-month anniversary of issuance. In addition, each 2024 Convertible Note will convert into shares of the Company’s common stock, subject to customary beneficial ownership and primary market limitations, (i) at the election of the holder upon the consummation by the Company of certain fundamental transactions (in which case all interest that would have accrued through maturity would also convert into shares of the Company’s common stock), or (ii) at the Company’s election at any time after the six-month anniversary of the issuance of such note, upon written notice given to the holder thereof, if the VWAP of the Company’s common stock has been at least $10.00 per share (subject to adjustment in the event of stock splits, stock dividends, and similar transactions) on 20 out of any 30 consecutive trading days. The Company will not be permitted to voluntarily repurchase, redeem or prepay any 2024 Convertible Note, other than during the last 6 months prior to maturity thereof.

Security. The 2024 Convertible Notes will be secured by a lien on all the Company’s present and future tangible and intangible property and assets.

Events of Default; Acceleration. The 2024 Convertible Notes will be subject to acceleration upon consummation of a fundamental transaction, upon failure to obtain a positive Medicare coverage decision with respect to its EsoGuard product by the 18-month anniversary of issuance, and upon certain other customary events of default.

Covenants. Under the 2024 Convertible Notes, the Company will be subject to certain customary affirmative and negative covenants regarding the incurrence of indebtedness, the existence of liens, the repayment of indebtedness and the making of investments, the payment of cash in respect of dividends, distributions or redemptions, the transfer of assets, the maturity of other indebtedness, transactions with affiliates, and the consummation of fundamental transactions where the aggregate consideration payable in respect thereof, as determined on a per share of the Company’s common stock basis, has a fair market value that is less than $1.50, among other customary matters. Under the 2024 Convertible Notes, the Company would also be subject to a financial covenant requiring that the amount of its available cash equal or exceed $5.0 million at all times that at least 25% of the principal amount of 2024 Convertible Notes issued are outstanding.

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Director Designation Right. Certain of the investors in the purchase and sale of the 2024 Convertible Notes will have the collective right to designate one individual to be appointed to the Company’s board of directors, subject to certain limitations and subject to the policies and procedures of the Company’s nominating and corporate governance committee.

Registration Rights. The Company has agreed that it will, within 120 days following the closing of the offering of the 2024 Convertible Notes, file with the Securities and Exchange Commission a resale registration statement on Form S-3 covering the resale of all shares of the Company’s common stock issuable upon conversion of the 2024 Convertible Notes.

Participation Rights. The holders of the 2024 Convertible Notes will have the right, based on their ownership interest in the Company assuming the conversion of all such notes, to participate in subsequent equity or debt financings or issuances by the Company (subject to customary exceptions).

PAVmed Restrictions. In connection with the purchase and sale of the 2024 Convertible Notes, PAVmed will agree not to sell, transfer or dispose of, directly or indirectly, any shares of the Company’s common stock for six months from the consummation of the offering, subject to certain limited exceptions, including in the event of a fundamental transaction involving the Company.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 is incorporated under this item by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated under this item by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated under this item by reference. The offer and sale of the 2024 Convertible Notes, and the shares of the Company’s common stock issuable upon conversion of, and in payment of dividends on, the 2024 Convertible Notes, are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act, because, among other things, the transaction did not involve a public offering, the investors are accredited investors, the investors are taking the securities for investment and not resale and the Company took appropriate measures to restrict the transfer of the securities.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated under this item by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This report contains “forward-looking statements” that are subject to substantial risks and uncertainties. All statements, other than statements of historical fact, contained in this report are forward-looking statements. Forward-looking statements contained in this report may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will”, “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are based on the Company’s current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond the Company’s control and which could materially affect results. Factors that may cause actual results to differ materially from current expectations include, among other things, those described more fully in the section titled “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the Company’s other reports filed with the Securities and Exchange Commission. Forward-looking statements contained in this announcement are made as of this date, and the Company undertakes no duty to update such information except as required under applicable law.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2024	PAVMED INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
Chief Financial Officer

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